UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): March 8, 2006

                          FOODARAMA SUPERMARKETS, INC.
             (Exact name of registrant as specified in its charter)

          New Jersey
(State or other jurisdiction of            1-5745-1                         21-0717108
        incorporation)             (Commission File Number)    (IRS Employer Identification Number)

                               Building 6, Suite 1
                                 922 Highway 33
                           Freehold, New Jersey 07728
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (732) 462-4700

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

      On March 8, 2006 at a regular meeting of the Board of Directors of Foodarama Supermarkets, Inc. (the "Company"), the Board elected Edward Turkot, age 52, to the office of Senior Vice President - Real Estate and Store Development. Prior to assuming that position, he served as the Company's Vice President - Real Estate from 1997 through October 2002 and from September 2004 through March 2006. In addition, he served as the Company's Director of Internal Audit from the time that he joined the Company in 1986 until September 2004. Mr. Turkot shall continue to serve as Senior Vice President - Real Estate and Store Development until such time as a successor may be duly elected and qualifies.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FOODARAMA SUPERMARKETS, INC.
                                                 (REGISTRANT)

                                   By:  /s/ Michael Shapiro
                                      ------------------------------------------
                                        Michael Shapiro
                                        Senior Vice President and Chief
                                        Financial Officer

Date: March 29, 2006